SECURITIES AND EXCHANGE COMMISSION

	Washington, D. C.  20549




	FORM 8-K


	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 18,
1996



UNITED HEALTHCARE CORPORATION
	(Exact name of registrant as specified in charter)



MINNESOTA
	(State or other jurisdiction of incorporation)


		0-13253						41-1321939
	(Commission File Number)				(IRS Employer
                                         Identification No.)



	300 Opus Center, 9900 Bren Road East, Minnetonka, MN      55343
(Address of principal executive offices)	 		(Zip Code)


Registrant's telephone number, including area code:(612) 936-1300




Item 5. Other Events

On December 18, 1996 the Registrant issued a press release relating to the dismissal of all claims against defendants in the case of Ray Levy, On Behallf of Himself and Others Similarly
Situated vs United HealthCare Corporation, et al.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

	Exhibit 99--United HealthCare Corporation press release, dated December 18, 1996.



	SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


						UNITED HEALTHCARE CORPORATION



						By

						      David P. Koppe
						      Chief Financial Officer


Date:	December 18, 1996



EXHIBIT INDEX




Exhibit Number	Description
	Page No.

99			United HealthCare Corporation  press release
	5
			dated December 18, 1996.